UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 17, 2018

P. H. Glatfelter Company

(Exact name of registrant as specified in its charter)

Pennsylvania	001-03560	23-0628360

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

96 S. George Street, Suite 520, York, Pennsylvania		17401

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		717 225 4711

Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                   ☐

Item 7.01          Regulation FD Disclosure.

In connection with the previously announced Asset Purchase Agreement (the “Purchase Agreement”), dated as of August 21, 2018, between P. H. Glatfelter Company, a Pennsylvania corporation (the “Company”), and Spartan Paper LLC, a Delaware limited liability company and a newly formed company affiliated with Lindsay Goldberg LLC (the “Purchaser”), pursuant to which the Company agreed to sell its Specialty Paper Business Unit (“SPBU”) to the Purchaser (the “Acquisition”), the Purchaser is commencing discussions with potential lenders in connection with arranging its financing of the Acquisition.  As part of these discussions, the Purchaser incorporated the following information with respect to SPBU into the information made available by Purchaser to its potential lenders:
Net sales for SPBU for the months ending July 31, 2018 and August 31, 2018 were $64.2 million and $71.4 million, respectively.  Operating profit for SPBU for the months ending July 31, 2018 and August 31, 2018 were $3.1 million and $5.1 million, respectively.
The foregoing information with respect to SPBU is preliminary in nature.  Glatfelter does not as a matter of course publicly disclose this type of financial information and it was not prepared with a view towards public disclosure and is being furnished on this Form 8-K solely because such information was incorporated into the materials made available by Purchaser to its potential lenders.  Such information was not prepared as a part of the Company’s process to prepare financial information for the Company or SPBU for the quarterly period ending on September 30, 2018 or otherwise, and has not been reviewed by the Company’s auditors.  In addition, the information above only relates to SPBU and not the Company as a whole, and because SPBU will be treated as discontinued operations will not be included in the Company’s results from continuing operations for the quarterly period ending September 30, 2018 even if the Acquisition has not closed by such date.
The foregoing information is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

P. H. Glatfelter Company

By:	/s/ Kent K. Matsumoto
	Name:	Kent K. Matsumoto
	Title:	Vice President, General Counsel and Corporate Secretary

Date:  September 17, 2018